

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of December 31, 2022

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

GEOGRAPHIC DIVERSIFICATION



3.59%
29.88%
66.53%
Domestic
International
Net Cash[1]

[1]Net Cash represents cash equivalents and other assets less liabilities.

INDUSTRY DIVERSIFICATION

Information Technology	24.50%
Consumer Staples	17.99%
Consumer Discretionary	16.09%
Communication Services	11.76%
Healthcare	11.53%
Financials	9.72%
Industrials	4.16%
Materials	0.66%
Utilities	0.00%
Energy	0.00%
Net Cash[1]	3.59%

TOP 10 HOLDINGS

Mastercard Inc. Class A	11.37%
Apple, Inc.	8.49%
LVMH Moët Hennessey Louis Vuitton ADR	7.58%
Novo Nordisk A/S	7.08%
The Estée Lauder Companies, Inc. Class A	5.41%
Alphabet, Inc. Class A	5.38%
Alphabet, Inc. Class C	4.64%
The Hershey Company	4.54%
The TJX Companies, Inc.	4.16%
Nike, Inc. Class B	4.08%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	38
2022 Portfolio Turnover	6.42%
Net Assets (millions)	$22.94
Total Expense Ratio	1.50%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS[2]



10.18%
9.77%
-18.38%
-18.14%
4.81%
4.94%
7.70%
6.14%
9.84%
8.51%
8.12%
8.85%
7.07%
7.16%
4Q22 Non-annualized
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*
Mundoval Fund
MSCI World Index

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2005
2010
2015
2020
$34,994

[3]A hypothetical $10,000 investment in the Fund at inception on 9/3/04 would have been worth $34,994.09 on 12/31/22. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

[2]RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND
GLOBAL VALUE INVESTING



4Q22 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 10.18% in the fourth quarter versus 9.77% for MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 7.07% versus 7.16% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Information Technology sector (Visa & Mastercard), Healthcare sector (Novo Nordisk & Merck & Co.), Consumer Discretionary sector (Nike Inc.) and Industrial sector (Lockheed Martin Corp. & Raytheon Technologies). Negative factors impacting performance for the Fund during the quarter included Information Technology sector (Meta Platforms & Alphabet, Inc.), Consumer Discretionary sector (The Walt Disney Company) and Healthcare sector (Roche Holding).

During the quarter the Fund sold shares of Comcast Corporation and CVS Health Corporation to provide liquidity to purchase shares of Costco Wholesale Corporation, Tencent Holdings Ltd. and West Pharmaceutical Services, Inc. The geographic diversification of the Fund as of December 31, 2022, was 66.53% Domestic stocks, 29.88% International stocks and 3.59% cash equivalents. The Fund owned shares of common stock in 37 companies.

Manager Commentary:

At the end of the fourth quarter, the yield on the 10-year U.S. Treasury bond, which influences everything from mortgage rates to student debt, climbed to 3.86% from 1.496% at the end of 2021. The Federal Reserve signaled that it will make additional interest rate increases in 2023 to offset inflation. The S&P 500 Index, Dow Jones Industrial Average and NASDAQ Composite all logged their largest annual declines since 2008. The Energy sector was the only industry in the S&P 500 Index to record positive performance as oil prices reached a 13 year high during the year.

Apple, Inc. reported record sales and net income for the quarter due to stronger than expected iPhone sales. **Bank of America's** lending business was boosted during the quarter as net interest income increased by 24%. **Unilever Plc** raised its full-year sales forecast after the company increased prices of its consumer products by 12.5% in the third quarter. **Nike, Inc.** raised its revenue outlook after reporting a 17% increase in second quarter revenue that was boosted by a 30% increase in sales in North America. **Lockheed Martin Corporation** added another $5 billion to its backlog of defense contracts and confirmed its plans to repurchase $14 billion of its stock over the next three years. **Berkshire Hathaway, Inc.** announced in November a $4 billion investment stake in **Taiwan Semiconductor Manufacturing Company**, one of the world's largest semi-conductor chip manufacturers.

Thank you for your business & continued support.
Arthur Q. Johnson, CFA—Portfolio Manager

Average Annualized Total Returns as of December 31, 2022

	4Q 2022 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	10.18%	-18.38%	4.81%	7.70%	9.84%	8.12%	7.07%
MSCI World Index	9.77%	-18.14%	4.94%	6.14%	8.51%	8.85%	7.16%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.50%. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.